Virtus KAR Global Quality Dividend Fund,

a series of Virtus Equity Trust

Supplement dated December 31, 2018 to the

Summary and Statutory Prospectuses dated March 6, 2018, as supplemented

Important Notice to Investors

Effective January 1, 2019, the fund’s new primary benchmark is the MSCI World High Dividend Yield Index (net). This change is being made because FTSE Russell, the provider of the fund’s current primary benchmark, the Russell Developed Large Cap Index, will discontinue the calculation and publication of that index on December 31, 2018 and it will no longer be available for performance comparisons.

Additionally, performance of the Global Quality Dividend Linked Benchmark will be that of the MSCI World High Dividend Yield Index beginning January 1, 2019. Performance of the Global Quality Dividend Linked Benchmark between February 1, 2017 and December 31, 2018 is that of the Russell Developed Large Cap Index. Prior to February 1, 2017 performance is that of the Russell 1000® Value Index.

Additional information about the MSCI World High Dividend Yield Index (net):

The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large- and mid-cap stocks across 23 developed markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The index is calculated on a total return basis with net dividends reinvested; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment.

Investors should retain this supplement with the

Prospectuses for future reference.

VET 8019 KAR GQD Benchmark (12/2018)